UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2015

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10239	91-1912863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Union Street, Suite 3100 Seattle, Washington		98101-1374
(Address of Principal Executive Offices)		(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 6, 2015, Plum Creek Timber Company, Inc., a Delaware corporation (“Plum Creek” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Weyerhaeuser Company, a Washington corporation (“Weyerhaeuser”), providing that upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Weyerhaeuser (the “Merger”) with Weyerhaeuser as the surviving corporation in the Merger. The Company distributed the following materials with respect to the proposed transactions contemplated by the Merger Agreement, the full text of which are attached hereto as Exhibits 99.1-99.11 and incorporated herein by reference:

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the shareholders of Weyerhaeuser or Plum Creek for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Weyerhaeuser or Plum Creek; (5) the ability of Weyerhaeuser and Plum Creek to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; and (10) legislative, regulatory and economic developments. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Plum Creek’s overall business, including those more fully described in Plum Creek’s filings with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K for the fiscal year ended December 31, 2014, and its quarterly reports filed on Form 10-Q for the current fiscal year, and Weyerhaeuser’s overall business and financial condition, including those more fully described in Weyerhaeuser’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2014, and its quarterly reports filed on Form 10-Q for its current fiscal year. Forward looking statements are not guarantees of performance, and speak only as of the date made, and neither Plum Creek nor its management undertakes any obligation to update or revise any forward-looking statements.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed transaction will be submitted to the shareholders of each of Plum Creek and Weyerhaeuser for their consideration. Weyerhaeuser will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus of Plum Creek and Weyerhaeuser. Each of Plum Creek and Weyerhaeuser will provide the joint proxy statement/prospectus to their respective shareholders. Plum Creek and Weyerhaeuser also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Plum Creek or Weyerhaeuser may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PLUM CREEK AND WEYERHAEUSER ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by the parties on Plum Creek’s Investor Relations website (www.plumcreek.com/investors) (for documents filed with the SEC by Plum Creek) or on Weyerhaeuser’s investor relations page on its corporate web site (www.weyerhaeuser.com) (for documents filed with the SEC by Weyerhaeuser).

Participants in the Solicitation

Plum Creek, Weyerhaeuser, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Plum Creek and Weyerhaeuser shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Plum Creek and Weyerhaeuser shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about Plum Creek’s executive officers and directors in its definitive proxy statement filed with the SEC on March 26, 2015. You can find more detailed information about Weyerhaeuser’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2015. Additional information about Plum Creek’s executive officers and directors and Weyerhaeuser’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Investor Presentation

99.2	Employee Q&A

99.3	Email to Customers / Partners – Business Development and Bioenergy

99.4	Message to Key Elected Officials / External Stakeholders

99.5	Email to Real Estate and ENR Customers / Partners

99.6	Email / Letter to Resources Contractors

99.7	Email to Resources Customers

99.8	Email / Letter to Resources Suppliers

99.9	Email to Investors and Analysts

99.10	All Employee Email

99.11	Fact Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Corporate Secretary

DATED: November 9, 2015